Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

March 31, 2010

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2010

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2010

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 17 properties totaling 8,002 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

41

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

Diane Morefield

Chief Financial Officer

(312) 658-5000

Jonathan Stanner

Vice President, Corporate Finance

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2010

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Kenneth Fisher

Director

Raymond L. Gellein, Jr.

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2010

Officers

Laurence S. Geller

President and Chief Executive Officer

Diane M. Morefield

Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer) & Treasurer

Jayson C. Cyr

Senior Vice President, Internal Audit

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Gregory P. Kennealey

Vice President, Asset Management

Jonathan P. Stanner

Vice President, Corporate Finance

Cory P. Warning

Vice President, Development

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2010

Equity Research Coverage

Firm	Analyst	Telephone

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2010

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	March 31, 2010
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	75,378	75,378
Operating partnership units outstanding	955	955
Restricted stock units outstanding	944	944

Combined shares, options and units outstanding	77,277	77,277
Common stock price at end of period	$4.25	$4.25

Common equity capitalization	$328,427	$328,427
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt (excludes discount on exchangeable senior notes)	1,654,903	1,654,903
Pro rata share of unconsolidated debt	282,825	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(96,659)	(96,659)

Total enterprise value	$2,432,667	$2,256,907

Net Debt / Total Enterprise Value	71.3%	69.0%
Preferred Equity / Total Enterprise Value	15.2%	16.4%
Common Equity / Total Enterprise Value	13.5%	14.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31,
	2010	2009
Revenues:
Rooms	$90,019	$91,092
Food and beverage	57,896	54,629
Other hotel operating revenue	20,295	25,203

	168,210	170,924
Lease revenue	1,187	1,120

Total revenues	169,397	172,044

Operating Costs and Expenses:
Rooms	26,443	26,000
Food and beverage	42,212	40,849
Other departmental expenses	50,703	52,723
Management fees	5,969	6,292
Other hotel expenses	13,576	13,251
Lease expense	4,241	3,966
Depreciation and amortization	35,857	32,579
Impairment losses and other charges	—	459
Corporate expenses	6,400	10,296

Total operating costs and expenses	185,401	186,415

Operating loss	(16,004)	(14,371)

Interest expense	(24,692)	(23,966)
Interest income	158	412
Loss on early extinguishment of debt	—	(883)
Equity in (losses) earnings of joint ventures	(560)	139
Foreign currency exchange gain	6,186	1,941
Other income (expenses), net	232	(39)

Loss before income taxes and discontinued operations	(34,680)	(36,767)
Income tax benefit (expense)	778	(1,532)

Loss from continuing operations	(33,902)	(38,299)
(Loss) income from discontinued operations, net of tax	(709)	1,631

Net loss	(34,611)	(36,668)
Net loss attributable to the noncontrolling interests in SHR’s operating partnership	442	446
Net loss attributable to the noncontrolling interests in consolidated affiliates	1,599	753

Net loss attributable to SHR	(32,570)	(35,469)
Preferred shareholder dividends	(7,721)	(7,721)

Net loss attributable to SHR common shareholders	$(40,291)	$(43,190)

Basic and Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.52)	$(0.59)
(Loss) income from discontinued operations attributable to SHR	(0.01)	0.02

Net loss attributable to SHR common shareholders	$(0.53)	$(0.57)

Weighted average common shares outstanding	75,572	75,166

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2010 and December 31, 2009

Consolidated Balance Sheets

(in thousands, except share data)

	March 31, 2010	December 31, 2009
Assets
Investment in hotel properties, net	$2,126,126	$2,162,584
Goodwill	75,138	75,758
Intangible assets, net of accumulated amortization of $4,811 and $4,400	33,342	34,046
Investment in joint ventures	45,992	46,745
Cash and cash equivalents	96,659	116,310
Restricted cash and cash equivalents	27,741	22,829
Accounts receivable, net of allowance for doubtful accounts of $2,380 and $2,657	45,324	54,524
Deferred financing costs, net of accumulated amortization of $14,320 and $12,543	9,331	11,225
Deferred tax assets	34,324	34,244
Other assets	37,601	39,878

Total assets	$2,531,578	$2,598,143

Liabilities and Equity
Liabilities:
Mortgages payable	$1,279,903	$1,300,745
Exchangeable senior notes, net of discount	170,558	169,452
Bank credit facility	195,000	178,000
Accounts payable and accrued expenses	235,197	236,269
Deferred tax liabilities	16,750	16,940
Deferred gain on sale of hotels	94,726	101,852

Total liabilities	1,992,134	2,003,258
Noncontrolling interests in SHR’s operating partnership	4,058	2,717
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share and $124,142 in the aggregate)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share and $126,859 in the aggregate)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share and $158,574 in the aggregate)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 75,377,509 and 75,253,252 common shares issued and outstanding)	754	752
Additional paid-in capital	1,232,349	1,233,856
Accumulated deficit	(986,813)	(954,208)
Accumulated other comprehensive loss	(90,376)	(69,341)

Total SHR’s shareholders’ equity	513,835	568,980
Noncontrolling interests in consolidated affiliates	21,551	23,188

Total equity	535,386	592,168

Total liabilities and equity	$2,531,578	$2,598,143

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during 2009 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Renaissance Paris Hotel Le Parc Trocadero	December 21, 2009	$50,275
Four Seasons Mexico City	October 29, 2009	$52,156

The following is a summary of (loss) income from discontinued operations for the three months ended March 31, 2010 and 2009 (in thousands):

	Three Months Ended March 31,
	2010	2009

Hotel operating revenues	$—	$8,559

Operating costs and expenses	(21)	6,912
Depreciation and amortization	—	1,524

Total operating costs and expenses	(21)	8,436

Operating income	21	123

Interest income	—	2
Foreign currency exchange (loss) gain	(118)	74
Income tax benefit	—	1,432
Loss on sale	(612)	—

(Loss) income from discontinued operations	$(709)	$1,631

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended March 31,
	2010	2009
Total revenues (100%)	$23,736	$28,192
Property EBITDA (100%)	$5,554	$8,506

Equity in losses of joint venture (SHR 45% ownership)
Property EBITDA	$2,499	$3,828
Depreciation and amortization	(1,991)	(1,903)
Interest expense	(1,833)	(2,061)
Other expenses, net	(63)	(183)
Income taxes	537	213

Equity in losses of joint venture	$(851)	$(106)

EBITDA Contribution from investment in Hotel del Coronado
Equity in losses of joint venture	$(851)	$(106)
Depreciation and amortization	1,991	1,903
Interest expense	1,833	2,061
Income taxes	(537)	(213)

EBITDA Contribution for investment in Hotel del Coronado	$2,436	$3,645

FFO Contribution from investment in Hotel del Coronado
Equity in losses of joint venture	$(851)	$(106)
Depreciation and amortization	1,991	1,903

FFO Contribution for investment in Hotel del Coronado	$1,140	$1,797

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity
CMBS Mortgage and Mezzanine	2.33%	208 bp	$610,000	January 2011 (a)
Revolving Credit Facility	2.75%	250 bp	18,500	January 2011 (a)

			628,500

Cash and cash equivalents			(7,779)

Net Debt			$620,721

(a)	Includes extension options.

Cap	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2010	2.0%	$630,000	January 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended March 31,
	2010	2009
North Beach Venture
Hotel condominium sales (100%)	$—	$—
Hotel condominium cost of sales (100%)	$—	$(4)

SHR’s 45% share
Hotel condominium sales	$—	$—
Hotel condominium cost of sales	—	(2)
Interest expense	(11)	—
Other income, net	1	4
Income taxes	—	—

SHR’s share of net (loss) income	$(10)	$2

Net (loss) income	$(10)	$2
Interest expense	11	—
Income taxes	—	—

EBITDA Contribution for investment in North Beach Venture	$1	$2

FFO Contribution for investment in North Beach Venture	$(10)	$2

	Three Months Ended March 31,
	2010	2009
RCPM

SHR’s 31% share
Sales	$1,089	$1,043

EBITDA Contribution for investment in RCPM	$285	$394

FFO Contribution for investment in RCPM	$195	$278

SHR’s share of total residential activity:
Sales	$1,089	$1,043

EBITDA	$286	$396

FFO	$185	$280

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

Leasehold Information

(in thousands)

	Three Months Ended March 31,
	2010	2009
Paris Marriott Champs Elysees:
Property EBITDA	$3,405	$2,607
Revenue (a)	$3,405	$2,607

Lease Expense	(3,046)	(2,862)
Less: Deferred Gain on Sale Leaseback	(1,165)	(1,100)

Adjusted Lease Expense	(4,211)	(3,962)

EBITDA Contribution from Leasehold	$(806)	$(1,355)

Marriott Hamburg:
Property EBITDA	$1,393	$1,353
Revenue (a)	$1,187	$1,120

Lease Expense	(1,195)	(1,104)
Less: Deferred Gain on Sale Leaseback	(54)	(51)

Adjusted Lease Expense	(1,249)	(1,155)

EBITDA Contribution from Leasehold	$(62)	$(35)

Total Leaseholds:
Property EBITDA	$4,798	$3,960
Revenue (a)	$4,592	$3,727

Lease Expense	(4,241)	(3,966)
Less: Deferred Gain on Sale Leaseback	(1,219)	(1,151)

Adjusted Lease Expense	(5,460)	(5,117)

EBITDA Contribution from Leaseholds	$(868)	$(1,390)

	March 31, 2010	December 31, 2009
Security Deposits (b):
Paris Marriott Champs Elysees	$10,199	$10,720
Marriott Hamburg	6,755	7,158

Total	$16,954	$17,878

(a)	For the three months ended March 31, 2010 and 2009, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three months ended March 31, 2010 and 2009, Revenue for the Marriott Hamburg represents lease revenue.
(b)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2010

Non-GAAP Financial Measures

In addition to REIT hotel income, five other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA. A reconciliation of these measures to net loss attributable to SHR common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO - Fully Diluted, which is FFO plus income or loss on income attributable to convertible noncontrolling interests. We also present Comparable FFO, which is FFO - Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO - Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net loss attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible noncontrolling interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net loss or operating performance. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net loss attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net loss attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended March 31,
	2010	2009

Net loss attributable to SHR common shareholders	$(40,291)	$(43,190)
Depreciation and amortization - continuing operations	35,857	32,579
Depreciation and amortization - discontinued operations	—	1,524
Interest expense	24,692	23,966
Income taxes - continuing operations	(778)	1,532
Income taxes - discontinued operations	—	(1,432)
Noncontrolling interests	(442)	(446)
Adjustments from consolidated affiliates	(1,482)	(1,564)
Adjustments from unconsolidated affiliates	3,402	3,899
Preferred shareholder dividends	7,721	7,721

EBITDA	28,679	24,589
Realized portion of deferred gain on sale leasebacks	(1,219)	(1,151)
Gain on sale of assets - continuing operations	—	(2)
Loss on sale of assets - discontinued operations	612	—
Impairment losses and other charges	—	459
Foreign currency exchange gain - continuing operations (a)	(6,186)	(1,941)
Foreign currency exchange loss (gain) - discontinued operations (a)	118	(74)
Loss on early extinguishment of debt	—	883

Comparable EBITDA	$22,004	$22,763

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended March 31,
	2010	2009

Net loss attributable to SHR common shareholders	$(40,291)	$(43,190)
Depreciation and amortization - continuing operations	35,857	32,579
Depreciation and amortization - discontinued operations	—	1,524
Corporate depreciation	(304)	(304)
Gain on sale of assets - continuing operations	—	(2)
Loss on sale of assets - discontinued operations	612	—
Realized portion of deferred gain on sale leasebacks	(1,219)	(1,151)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	363	343
Noncontrolling interests adjustments	(480)	(457)
Adjustments from consolidated affiliates	(1,966)	(1,832)
Adjustments from unconsolidated affiliates	2,004	1,935

FFO	(5,424)	(10,555)
Convertible noncontrolling interests	38	11

FFO - Fully Diluted	(5,386)	(10,544)
Impairment losses and other charges	—	459
Foreign currency exchange gain, net of tax (a) - continuing operations	(6,193)	(2,103)
Foreign currency exchange loss (gain) (a) - discontinued operations	118	(74)
Loss on early extinguishment of debt	—	883

Comparable FFO	$(11,461)	$(11,379)

Comparable FFO per diluted share	$(0.15)	$(0.15)

Weighted average diluted shares	75,572	75,166

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2010

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Bank credit facility	4.00%	375 bp	$195,000	March 2011
Westin St. Francis	0.95%	70 bp	220,000	August 2011
Fairmont Scottsdale	0.81%	56 bp	180,000	September 2011
InterContinental Chicago	1.31%	106 bp	121,000	October 2011
InterContinental Miami	0.98%	73 bp	90,000	October 2011
Loews Santa Monica Beach Hotel	0.88%	63 bp	118,250	March 2012
Ritz-Carlton Half Moon Bay	0.92%	67 bp	76,500	March 2012
Exchangeable senior notes, net of discount (c)	3.50%	Fixed	170,558	April 2012
Fairmont Chicago	0.95%	70 bp	123,750	April 2012
Hyatt Regency La Jolla	1.25%	100 bp	97,500	September 2012
Marriott London Grosvenor Square (d)	1.75%	110 bp (d)	115,641	October 2013
InterContinental Prague (e)	1.83%	120 bp (e)	137,262	March 2015

			$1,645,461

(a)	Spread over LIBOR (0.25% at March 31, 2010).
(b)	Includes extension options, excluding the conditional one-year extension option on the bank credit facility.
(c)	Reflects the cash coupon.
(d)	Principal balance of £76,220,000 at March 31, 2010. Spread over three-month GBP LIBOR (0.65% at March 31, 2010).
(e)	Principal balance of €101,600,000 at March 31, 2010. Spread over three-month EURIBOR (0.63% at March 31, 2010). The spread increases to 180 basis points in March 2012 through the maturity date.

Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR		Notional Amount	Maturity
March 2009	0.90%		$75,000	April 2010
March 2009	1.22%		50,000	August 2011
February 2010	0.45%		100,000	December 2010
February 2010	0.49%		100,000	February 2011
February 2010	0.75%		50,000	August 2011
February 2010	0.45	%(f)	75,000	April 2012
February 2010	0.45	%(f)	50,000	June 2012
February 2010	0.45	%(f)	100,000	July 2012
February 2010	0.45	%(f)	75,000	June 2013
February 2010	0.45	%(f)	100,000	August 2013
February 2010	0.45	%(f)	100,000	September 2014
February 2010	0.45	%(f)	100,000	December 2014

	0.54%		$975,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR		Notional Amount	Maturity
October 2007	3.22	%(f)	£76,220	October 2013

Swap Effective Date	Fixed Pay Rate Against EURIBOR		Notional Amount	Maturity
March 2010	3.32%		€101,600	March 2015

(f)	The fixed pay rates represent the current rates. The fixed pay rate against LIBOR increases in December 2010 to a range of 4.12%-5.50% through maturity. The fixed pay rate against GBP LIBOR increases in January 2011 to 5.72% through maturity.

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2010	5.42%	$75,000	April 2015
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

		$275,000

At March 31, 2010, future scheduled debt principal payments (including non-conditional extension options) are as follows:

Years ending December 31,	Amount
2010	$1,563
2011	809,125
2012	603,341
2013	112,043
2014	4,215
Thereafter	124,616

1,654,903
Less discount on exchangeable senior notes	(9,442)

Total	$1,645,461

Percent of fixed rate debt including U.S. and European swaps	85.0%
Weighted average interest rate including U.S. and European swaps (g)	2.31%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.16

(g)	Excludes the amortization of deferred financing costs, amortization of the discount on the exchangeable senior notes and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2010

Portfolio Data

Portfolio at March 31, 2010

(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD March 2010 Property EBITDA	QTD March 2010 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	8%	$2,583
InterContinental Chicago (a)	Chicago, IL	792	10%	-2%	(708)
Hotel del Coronado (b)	Coronado, CA	757	10%	8%	2,499
Fairmont Chicago	Chicago, IL	687	9%	-9%	(2,729)
Fairmont Scottsdale	Scottsdale, AZ	649	8%	18%	5,835
InterContinental Miami	Miami, FL	641	8%	20%	6,293
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	2%	622
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	5%	1,662
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	-3%	(1,052)
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	6%	1,997
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	2%	553
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	4%	1,240

Total United States		6,750	85%	59%	18,795

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	20%	6,230

Total Mexican		173	2%	20%	6,230

Total North American		6,923	87%	79%	25,025

European:
InterContinental Prague	Prague, Czech Republic	372	5%	3%	905
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	8%	2,528
Paris Marriott Champs Elysees	Paris, France	192	2%	10%	3,405

Total European		1,079	13%	21%	6,838

		8,002	100%	100%	$31,863

(a)	On August 31, 2007, we sold 49% interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels. We consolidate these hotels for reporting purposes.
(b)	On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(c)	We have a leasehold interest in this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended March 31, 2010

Seasonality by Geographic Region

(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Four Seasons Mexico City and Renaissance Paris Hotel Le Parc Trocadero as their results of operations were reclassified to discontinued operations (ii) exclusion of the unconsolidated Hotel del Coronado and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2010)

Same store property revenues - 11 Properties and 5,993 Rooms

	Three Months Ended
	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	Total

Same store property revenues	$151,197	$143,755	$146,928	$133,515	$575,395
Same store seasonality %	26.3%	25.0%	25.5%	23.2%	100.0%

Mexican Hotel (as of March 31, 2010) Same store property revenues - 1 Property and 173 Rooms
	Three Months Ended
	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	Total

Same store property revenues	$7,217	$5,604	$12,295	$14,093	$39,209
Same store seasonality %	18.4%	14.3%	31.4%	35.9%	100.0%

North American Hotels (as of March 31, 2010) Same store property revenues - 12 Properties and 6,166 Rooms
	Three Months Ended
	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	Total

Same store property revenues	$158,414	$149,359	$159,223	$147,608	$614,604
Same store seasonality %	25.8%	24.3%	25.9%	24.0%	100.0%

European Hotels (as of March 31, 2010) Same store property revenues - 4 Properties and 1,079 Rooms
	Three Months Ended
	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	Total

Same store property revenues	$30,847	$33,486	$33,281	$24,716	$122,330
Same store seasonality %	25.2%	27.4%	27.2%	20.2%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Four Seasons Mexico City and Renaissance Paris Hotel Le Parc Trocadero as these properties results of operations were reclassified to discontinued operations for the periods presented and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2010)

11 Properties

5,993 Rooms

	Three Months Ended March 31,
	2010	2009	Change

Average Daily Rate	$208.49	$222.35	-6.2%
Average Occupancy	60.7%	58.9%	1.8	pts
RevPAR	$126.64	$131.01	-3.3%
Total RevPAR	$248.61	$257.85	-3.6%
Property EBITDA Margin	12.2%	13.9%	(1.7	) pts

Mexican Hotel (as of March 31, 2010) 1 Property 173 Rooms
	Three Months Ended March 31,
	2010	2009	Change

Average Daily Rate	$804.01	$846.59	-5.0%
Average Occupancy	63.4%	68.3%	(4.9	) pts
RevPAR	$509.57	$578.26	-11.9%
Total RevPAR	$905.14	$946.82	-4.4%
Property EBITDA Margin	44.2%	47.7%	(3.5	) pts

North American Hotels (as of March 31, 2010) 12 Properties 6,166 Rooms
	Three Months Ended March 31,
	2010	2009	Change

Average Daily Rate	$225.97	$242.65	-6.9%
Average Occupancy	60.8%	59.2%	1.6	pts
RevPAR	$137.43	$143.61	-4.3%
Total RevPAR	$267.11	$277.26	-3.7%
Property EBITDA Margin	15.3%	17.1%	(1.8	) pts

European Hotels (as of March 31, 2010) 4 Properties 1,079 Rooms
	Three Months Ended March 31,
	2010	2009	Change
Average Daily Rate	$279.34	$256.31	9.0%
Average Occupancy	62.5%	59.5%	3.0	pts
RevPAR	$174.52	$152.46	14.5%
Total RevPAR	$254.51	$230.07	10.6%
Property EBITDA Margin	33.3%	30.7%	2.6	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three months ended March 31, 2010 and 2009. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended March 31,
	2010	2009	Change
UNITED STATES HOTELS:

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$6,692	$8,974	(25.4)%
Property EBITDA	$(2,729)	$(1,580)	(72.7)%

Selected Operating Information:
Rooms	687	687	—
Average occupancy	35.0%	46.7%	(11.7	) pts
ADR	$164.92	$172.34	(4.3)%
RevPAR	$57.80	$80.49	(28.2)%
Total RevPAR	$108.24	$145.13	(25.4)%

FAIRMONT SCOTTSDALE
Selected Financial Information:
Total revenues	$23,605	$22,730	3.8%
Property EBITDA	$5,835	$5,472	6.6%

Selected Operating Information:
Rooms	649	649	—
Average occupancy	81.4%	69.2%	12.2	pts
ADR	$235.07	$253.71	(7.3)%
RevPAR	$191.43	$175.60	9.0%
Total RevPAR	$404.13	$389.14	3.9%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$11,424	$13,946	(18.1)%
Property EBITDA	$1,240	$2,707	(54.2)%

Selected Operating Information:
Rooms	222	222	—
Average occupancy	63.0%	61.1%	1.9	pts
ADR	$446.01	$578.43	(22.9)%
RevPAR	$280.93	$353.20	(20.5)%
Total RevPAR	$571.75	$697.99	(18.1)%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 45%):
Total revenues	$23,736	$28,192	(15.8)%
Property EBITDA	$5,554	$8,506	(34.7)%

Selected Operating Information:
Rooms	757	757	—
Average occupancy	53.3%	57.3%	(4.0	) pts
ADR	$306.38	$322.98	(5.1)%
RevPAR	$163.31	$184.94	(11.7)%
Total RevPAR	$348.40	$413.80	(15.8)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

	Three Months Ended March 31,
	2010	2009	Change
HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$7,008	$8,884	(21.1)%
Property EBITDA	$622	$1,465	(57.5)%

Selected Operating Information:
Rooms	419	419	—
Average occupancy	66.7%	70.3%	(3.6	) pts
ADR	$143.65	$162.56	(11.6)%
RevPAR	$95.83	$114.24	(16.1)%
Total RevPAR	$185.84	$235.60	(21.1)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$7,995	$11,142	(28.2)%
Property EBITDA	$(708)	$569	(224.4)%

Selected Operating Information:
Rooms	792	792	—
Average occupancy	48.7%	64.1%	(15.4	) pts
ADR	$136.44	$148.31	(8.0)%
RevPAR	$66.44	$95.07	(30.1)%
Total RevPAR	$112.16	$156.32	(28.2)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$16,905	$14,306	18.2%
Property EBITDA	$6,293	$5,130	22.7%

Selected Operating Information:
Rooms	641	641	—
Average occupancy	80.0%	65.7%	14.3	pts
ADR	$212.24	$226.29	(6.2)%
RevPAR	$169.83	$148.64	14.3%
Total RevPAR	$293.02	$247.98	18.2%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$9,753	$8,654	12.7%
Property EBITDA	$1,997	$1,286	55.3%

Selected Operating Information:
Rooms	342	342	—
Average occupancy	80.7%	71.5%	9.2	pts
ADR	$253.40	$260.88	(2.9)%
RevPAR	$204.40	$186.51	9.6%
Total RevPAR	$316.85	$281.17	12.7%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$4,960	$5,807	(14.6)%
Property EBITDA	$(1,052)	$(225)	(367.6)%

Selected Operating Information:
Rooms	389	389	—
Average occupancy	35.0%	36.2%	(1.2	) pts
ADR	$110.01	$118.22	(6.9)%
RevPAR	$38.46	$42.84	(10.2)%
Total RevPAR	$151.78	$177.73	(14.6)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

	Three Months Ended March 31,
	2010	2009	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$10,238	$8,727	17.3%
Property EBITDA	$553	$(249)	322.1%

Selected Operating Information:
Rooms	261	261	—
Average occupancy	61.5%	43.4%	18.1	pts
ADR	$270.67	$276.43	(2.1)%
RevPAR	$166.52	$120.06	38.7%
Total RevPAR	$435.86	$371.51	17.3%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$11,912	$12,905	(7.7)%
Property EBITDA	$1,662	$1,967	(15.5)%

Selected Operating Information:
Rooms	396	396	—
Average occupancy	49.4%	47.4%	2.0	pts
ADR	$310.35	$353.30	(12.2)%
RevPAR	$153.36	$167.32	(8.3)%
Total RevPAR	$334.22	$362.09	(7.7)%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$23,023	$22,401	2.8%
Property EBITDA	$2,583	$2,659	(2.9)%

Selected Operating Information:
Rooms	1,195	1,195	—
Average occupancy	65.1%	59.4%	5.7	pts
ADR	$179.45	$195.33	(8.1)%
RevPAR	$116.86	$116.06	0.7%
Total RevPAR	$214.06	$208.28	2.8%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

	Three Months Ended March 31,
	2010	2009	Change
MEXICAN HOTEL:

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$14,093	$14,742	(4.4)%
Property EBITDA	$6,230	$7,025	(11.3)%

Selected Operating Information:
Rooms	173	173	—
Average occupancy	63.4%	68.3%	(4.9	) pts
ADR	$804.01	$846.59	(5.0)%
RevPAR	$509.57	$578.26	(11.9)%
Total RevPAR	$905.14	$946.82	(4.4)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

	Three Months Ended March 31,
	2010	2009	Change
EUROPEAN HOTELS:

INTERCONTINENTAL PRAGUE
Selected Financial Information:
Total revenues	$5,160	$5,978	(13.7)%
Property EBITDA	$905	$1,373	(34.1)%

Selected Operating Information:
Rooms	372	372	—
Average Occupancy	46.1%	47.3%	(1.2	) pts
ADR	$165.94	$181.82	(8.7)%
RevPAR	$76.55	$85.93	(10.9)%
Total RevPAR	$154.12	$178.55	(13.7)%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$4,112	$4,637	(11.3)%
Property EBITDA	$1,393	$1,353	3.0%

Selected Operating Information:
Rooms	278	278	—
Average occupancy	64.8%	77.2%	(12.4	) pts
ADR	$177.09	$159.07	11.3%
RevPAR	$114.80	$122.85	(6.6)%
Total RevPAR	$164.33	$185.33	(11.3)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$7,083	$4,965	42.7%
Property EBITDA	$2,528	$1,531	65.1%

Selected Operating Information:
Rooms	237	237	—
Average occupancy	76.2%	55.7%	20.5	pts
ADR	$304.37	$277.12	9.8%
RevPAR	$231.93	$154.25	50.4%
Total RevPAR	$332.08	$232.79	42.7%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$8,361	$6,762	23.6%
Property EBITDA	$3,405	$2,607	30.6%

Selected Operating Information:
Rooms	192	192	—
Average occupancy	73.8%	62.2%	11.6	pts
ADR	$514.77	$517.88	(0.6)%
RevPAR	$379.97	$322.00	18.0%
Total RevPAR	$483.84	$391.32	23.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010 and 2009

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended March 31,
	2010		2009
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA

Fairmont Chicago	$(2,729)	$(2,729)	$(1,580)	$(1,580)
Fairmont Scottsdale	5,835	5,835	5,472	5,472
Four Seasons Washington, D.C.	1,240	1,240	2,707	2,707
Hotel del Coronado (a)	5,554	—	8,506	—
Hyatt Regency La Jolla	622	622	1,465	1,465
InterContinental Chicago	(708)	(708)	569	569
InterContinental Miami	6,293	6,293	5,130	5,130
Loews Santa Monica Beach Hotel	1,997	1,997	1,286	1,286
Marriott Lincolnshire Resort	(1,052)	(1,052)	(225)	(225)
Ritz-Carlton Half Moon Bay	553	553	(249)	(249)
Ritz-Carlton Laguna Niguel	1,662	1,662	1,967	1,967
Westin St. Francis	2,583	2,583	2,659	2,659
Four Seasons Punta Mita Resort	6,230	6,230	7,025	7,025
InterContinental Prague	905	905	1,373	1,373
Marriott Hamburg (b)	1,393	(8)	1,353	18
Marriott London Grosvenor Square	2,528	2,528	1,531	1,531
Paris Marriott Champs Elysees (c)	3,405	358	2,607	(255)

	$36,311	$26,309	$41,596	$28,893

Adjustments:
Impairment losses and other charges		$—		$(459)
Corporate expenses		(6,400)		(10,296)
Interest income		158		412
Loss on early extinguishment of debt		—		(883)
Equity in (losses) earnings of joint ventures		(560)		139
Foreign currency exchange gain		6,186		1,941
Other income (expenses), net		232		(39)
(Loss) income from discontinued operations		(709)		1,631
Depreciation expense - discontinued operations		—		1,524
Income taxes - discontinued operations		—		(1,432)
Noncontrolling interest in consolidated affiliates		1,599		753
Adjustments from consolidated affiliates		(1,482)		(1,564)
Adjustments from unconsolidated affiliates		3,402		3,899
Other adjustments		(56)		70

EBITDA		$28,679		$24,589

(a)	We account for this property under the equity method of accounting. Therefore, EBITDA related to our 45% interest in this property is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by the property.
(b)	We have a leasehold interest in this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(c)	We have a leasehold interest in this property. Therefore, EBITDA represents revenue less lease expense and expenses generated by the property. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2010

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended March 31, 2010
	Property EBITDA	Adjustments	Comparable EBITDA

Meetings & Business Hotels:
Fairmont Chicago	$(2,729)	$—	$(2,729)
Fairmont Scottsdale	5,835	—	5,835
Four Seasons Washington, D.C.	1,240	—	1,240
Hyatt Regency La Jolla	622	(305)	317
InterContinental Chicago	(708)	347	(361)
InterContinental Miami	6,293	—	6,293
Westin St. Francis	2,583	—	2,583

Total Meetings & Business Hotels	13,136	42	13,178

Ocean Front Resorts:
Four Seasons Punta Mita Resort	6,230	—	6,230
Hotel del Coronado	5,554	(3,118)	2,436
Loews Santa Monica Beach Hotel	1,997	—	1,997
Ritz-Carlton Half Moon Bay	553	—	553
Ritz-Carlton Laguna Niguel	1,662	—	1,662

Total Ocean Front Resorts	15,996	(3,118)	12,878

European Hotels:
InterContinental Prague	905	—	905
Marriott Hamburg	1,393	(1,455)	(62)
Marriott London Grosvenor Square	2,528	—	2,528
Paris Marriott Champs Elysees	3,405	(4,211)	(806)

Total European Hotels	8,231	(5,666)	2,565

Non-Core Assets:
Marriott Lincolnshire Resort	(1,052)	—	(1,052)

Total Non-Core Assets	(1,052)	—	(1,052)

	$36,311	$(8,742)	$27,569

% of QTD Comparable EBITDA
Meetings & Business Hotels	48%
Ocean Front Resorts	47%
European Hotels	9%
Non-Core Assets	-4%

Total	100%